                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 GENELINK, INC.
                (Name of Registrant as Specified In Its Charter)

   __________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: _______________________

     (2)  Form, Schedule or Registration Statement No.: _______________________

     (3)  Filing Party: _____________________

     (4)  Date Filed: _______________________

                               (GENELINK(TM) LOGO)

                               GENETIC BIOSCIENCES
                        FOR IMPROVING THE QUALITY OF LIFE

                                                                February 2, 2007

Dear Shareholder:

     You are cordially invited to attend the 2007 Annual Meeting of Shareholders of GeneLink, Inc. on Wednesday, February 28, 2007, at 10 a.m., local time, at Crowne Plaza Hotel, The Discovery Meeting Room, 5555 Hazeltine National Drive, Orlando, FL 32812.

     The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible . Your stock will be voted in accordance with the instructions you have given in your proxy. Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.

     The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. We are providing a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 with this proxy statement.

     Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

                                        Sincerely yours,


                                        /s/ Robert P. Ricciardi, Ph.D.
                                        ----------------------------------------
                                        Robert P. Ricciardi, Ph.D.
                                        Chairman of the Board of Directors

          GeneLink, Inc. - 113 Pavonia Ave #313 - Jersey City, NJ 07310
         Phone: 800-558-4363 Fax: 509.352.1328 - web: www.genelink.info

                                 GENELINK, INC.
                            113 Pavonia Avenue, #313
                          Jersey City, New Jersey 07310

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 28, 2007

To the Shareholders of GeneLink, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, will be held at 10:00 a.m. on February 28, 2007 at Crowne Plaza Hotel, The Discovery Meeting Room, 5555 Hazeltine National Drive, Orlando, FL 32812 (the "Annual Meeting"), for the following purposes:

1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2. To approve and adopt an amendment to the Company's Articles of Incorporation to increase the Company's capitalization from 75,000,000 shares of Common Stock, $0.01 par value, to 125,000,000 shares of Common Stock, $0.01 par value;

3.   To approve the Company's 2007 Stock Option Plan; and

4. To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

     Only shareholders of record at the close of business on January 30, 2007, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. We are providing a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 with this proxy statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        Robert P. Ricciardi
                                        Chairman of the Board

February 2, 2007

                                 GENELINK, INC.
                             113 PAVONIA AVENUE #313
                          JERSEY CITY, NEW JERSEY 07310

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 28, 2007

     This Proxy Statement is furnished to shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, in connection with the solicitation of proxies on behalf of the management of the Company for use at the Annual Meeting of Shareholders to be held at Crowne Plaza Hotel, The Discovery Meeting Room, 5555 Hazeltine Drive, Orlando, FL 32812 on February 28, 2007, at 10:00 a.m. and at any and all postponements or adjournment thereof (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth in the attached Notice of Annual Meeting and more fully discussed below.

     This Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Company entitled to notice of the Annual Meeting on or about February 2, 2007.

Quorum and Voting

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding, is necessary to constitute a quorum at the Annual Meeting. Shareholders are entitled to one vote per share of Common Stock held on any matter which may properly come before the Annual Meeting.

     Any shareholder executing and delivering the accompanying proxy has the power to revoke the same by giving notice to the Secretary of the Company. The presence at the Annual Meeting of a shareholder will not revoke his or her proxy. Proxies in the accompanying form which are properly executed, duly returned to the Company, and not revoked will be voted in accordance with the instructions therein.

     Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast. A broker non-vote occurs when a bank, broker, or other nominee holding shares for a beneficial owner has not received voting instruction from the beneficial owner on a particular matter and the bank, broker, or nominee cannot vote the shares on such matter because the matter is not considered routine.

     With respect to Proposal I, directors are elected by a plurality of the votes cast by shareholders present, in person or by proxy, at the meeting.

     Under Pennsylvania law, the approval of Proposal II, the amendment to Articles of Incorporation to increase the authorized shares of Common Stock, and Proposal III, the approval of the 2007 Stock Option Plan, requires the affirmative vote of at least a majority of the votes cast by shareholders present, in person or by proxy, at the meeting. Abstention and broker non-votes will, therefore, have no effect in determining the outcome of any of these matters.

     Shareholders will not have dissenters rights under the Pennsylvania Business Corporation Law in connection with the approval and adoption of the proposed amendment to the Company's Articles of Incorporation.

     IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY, FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND FOR THE ADOPTION OF THE 2007 STOCK OPTION PLAN. No matter is expected to be considered at the Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote their discretion on such matters.

Record Date and Shares Outstanding

     The close of business on January 30, 2007 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed. As of January 30, 2007, there were issued and outstanding 44,104,055 shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

         Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth certain information as of January 30, 2007 (the record date for the Annual Meeting) regarding the ownership of Common Stock
(i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each current officer and director of the Company, (iii) by each nominee for director, and (iv) by all current officers and directors of the Company as a group.

     The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of the Company's Common Stock that may be acquired by such beneficial owners within 60 days of January 30, 2006 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 44,104,055 shares of Common Stock outstanding on January 30, 2007. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all Common Stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                       Number of Shares    Approximate Percentage
                Name                  Beneficially Owned    Of Stock Outstanding
                ----                  ------------------   ----------------------
John R. and Maria D. DePhillipo       4,716,585(1)                  10.7%
100 S. Thurlow Avenue
Margate, NJ 08402

Kenneth R. Levine                     2,935,632(2)                   6.7%
1776 Broadway
Suite 2003
New York, NY 10019

Robert P. Ricciardi, Ph.D.            2,710,000                      6.1%
113 Pavonia Avenue, #313
Jersey City, New Jersey 07310

Robert Hoekstra                       1,445,054(3)                   3.3%
113 Pavonia Avenue, #313
Jersey City, New Jersey 07310

John H. Souza                         1,441,998(4)                   3.2%
113 Pavonia Avenue, #313
Jersey City, New Jersey 07310

Dr. Bernard L. Kasten, Jr.              979,560                      2.2%
113 Pavonia Avenue, #313
Jersey City, New Jersey 07310

Monte E. Taylor, Jr.
113 Pavonia Avenue, #313                 27,750(5)                      *
Jersey City, New Jersey 07310

Directors and Officers as a           2,737,750                      6.2%
Group

Nominees for Directors and Officers   6,604,362(3)(4)(5)            14.7%
as a Group

(1) Includes 3,235,885 shares held by John R. DePhillipo and 1,010,700 shares held by Maria D. DePhillipo, his wife. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo. Includes 470,000 shares held by various family trusts for which Mrs. DePhillipo is the trustee, and each of Mr. and Mrs. DePhillipo disclaim any beneficial ownership of those shares.

(2) Includes 435,000 shares of Common Stock held by First Equity Capital Securities, Inc., of which Mr. Levine is a principal.

(3) Includes currently exercisable warrants to acquire 170,455 shares of Common Stock. Includes 647,000 shares of Common Stock held by family trusts for which Mr. Hoekstra is a trustee. Mr. Hoekstra disclaims beneficial ownership of those shares.

(4) Includes currently exercisable warrants to acquire 597,328 shares of Common Stock.

(5) Include 16,000 shares held by Mr. Taylor and various family members in joint tenancy.

(*)  Less than 1%.

Certain Relationships and Related Transactions

     In May 2006, December 2006 and January 2007, pursuant to the terms of a Convertible Secured Loan Agreement, dated as of May 12, 2006 (as amended and supplemented, the "Loan Agreement"), the Company issued $877,890.40 principal amount of convertible secured loan promissory notes (the "Notes").

     The Company issued to First Equity Capital Securities, Inc., as Administrative Agent under the Loan Agreement, an aggregate of 435,000 shares of restricted Common Stock of the Company and warrants to acquire 1,740,000 shares of restricted Common Stock of the Company at an exercise price of $0.05 per share in connection with the issuance of the Notes. The Company also paid First Equity Capital Securities, Inc. a placement fee of $60,900, equal to 7% of all loans raised pursuant to the Loan Agreement. Kenneth R. Levine, a holder of more than five percent of the equity securities of the Company, is an officer and principal of First Equity Capital Securities, Inc. Mr. Levine purchased $56,578.08 of Notes and received 282,890 shares of restricted Common Stock of the Company in connection with the issuance of the Notes.

     Robert Hoekstra, a nominee for director, purchased and holds $50,789.04 principal amount of Notes and Bernard L. Kasten, Jr., a nominee for director, purchased and holds $116,578.08 principal amount of Notes.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                    All Other
                                      Salary      Compensation     Total
Name and Principal Position   Year      ($)            ($)          ($)
---------------------------   ----   --------     ------------   --------
Monte E. Taylor, Jr. Acting   2006   $ 90,000      $22,486(2)    $112,486
Chief Executive Officer(1)
                              2005   $ 90,000      $20,795(2)    $110,796

Robert P. Ricciardi, Ph.D.,   2006   $116,924(3)        --       $116,924
Chief Science Officer
                              2005   $106,294(3)        --       $106,294

(1) Mr. Taylor was appointed Acting Chief Executive Officer effective October 14, 2005.

(2)  Represents the cost of health insurance premiums provided from the Company.

(3) This amount has accrued but has not been paid. As of December 31, 2006, the Company owed Dr. Ricciardi an aggregate of $656,155 for compensation earned but not received.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The named executive officers did not receive any option or other equity awards in 2006 and do not hold any options or other equity awards as of December 31, 2006.

                              DIRECTOR COMPENSATION

     Directors are not compensated for their service as directors of the Company.

Employment Agreements with Executive Officers

     The Company entered into a consulting agreement with Dr. Ricciardi on February 24, 1998, which provides for annual compensation of $116,924 in 2006, a ten percent (10%) increase in compensation each year, continues for year to year, and requires Dr. Ricciardi to perform eight (8) hours of consulting services per week. The Company has never had sufficient funds to pay Dr. Ricciardi his compensation and as of December 31, 2006, the Company owed Dr. Ricciardi $656,155 in accrued compensation. Dr. Ricciardi's consulting agreement provides for a change in control payment equal to two times the compensation in effect.

                             OFFICERS AND DIRECTORS

     Information with respect to each of the executive officers and current directors of the Company is set forth below

Name                         Age   Position
----                         ---   ---------
Monte E. Taylor              56    Acting Chief Executive Officer,
                                   Acting
                                   Chief Financial Officer,
                                   Director

Robert P. Ricciardi, Ph.D.   60    Chairman, Secretary,
                                   Chief Science Officer, Director

     The descriptions for Mr. Taylor and Dr. Ricciardi appear under the caption "Nominees for Director" beginning on page 11.

                            BOARD OF DIRECTOR MATTERS

Board Committees

     The full Board of Directors acts as the Audit Committee, Nominating Committee and Compensation Committee. Pursuant to Item 7 of Schedule 14A of the Securities Exchange Act of 1934, as amended, the Board of Directors has adopted the definition of "independent director" as set forth in the American Stock Exchange, or AMEX, Company Guide. In applying this definition, the Board has determined that no director qualifies as an "independent director" pursuant to AMEX Company Guide Section 121 or for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 803 of the AMEX Company Guide, applicable to audit committee members. If the individuals being nominated for director are elected, it is contemplated that Mr. Hoekstra and Dr. Kasten, who will be independent directors, would comprise the Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

     The Audit Committee does not have an audit committee financial expert or any independent directors. The Company has not been able to attract qualified members to serve on its Board of Directors who would be independent and who would qualify as financial experts. A copy of the Audit Committee Charter is attached as Appendix C.

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent auditor for the next year's audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services described above to the Audit Committee for approval. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.

     During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The four categories of services provided by the independent registered public accounting firm are as defined in the footnotes to the fee table set forth above.

     The Board of Directors has not created a standing Nominating Committee. The directors are or have been actively involved in the Company's business and all are able to contribute valuable insights into the identification of suitable candidates for nomination to the Board. As a result, the Company believes that it is in its best interest that the entire Board oversee the composition of the Board of Directors and therefore, the Company has not created a standing nominating committee of the Board. Recommendations to the Board of Directors are approved by a majority of directors. The full Board of Directors is responsible for identifying and evaluating individuals qualified to become Board members and to recommend such individuals for nomination. All candidates must possess an unquestionable commitment to high ethical standards and have a demonstrated reputation for integrity. Other facts considered include an individual's business experience, education, civic and community activities, knowledge and experience with respect to the issues impacting the biogenetic industry and public companies, as well as the ability of the individual to devote the necessary time to service as a director.

     The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors will consider candidates recommended by shareholders. All nominees will be evaluated in the same manner, regardless of whether they were recommended by the Board of Directors, or recommended by a shareholder. This will ensure that appropriate director selection continues.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Based solely on the Company's review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and written representations of the Company's officers and directors, the Company believes that all reports required to be filed pursuant to the 1934 Act with respect to transactions in the Company's Common Stock through December 31, 2006 were filed on a timely basis.

Code of Ethics

     The Company has adopted a code of ethics that applies to all employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of the Company's code of ethics will be provided to anyone without charge upon request therefor.

Compensation of Directors and Meeting of Directors

     Directors of the Company are not paid any fees for service as directors of the Company. The Board of Directors met six (6) times in 2006. Each director attended at least 75% of the meetings.

Communications with the Board of Directors

     You may contact the Board of Directors as a group by writing to them c/o GeneLink, Inc., 113 Pavonia Avenue, #313, Jersey City, NJ 07310. Any communications received will be forwarded to all Board members.

Material Proceedings with Directors, Officers and Holders of More Than Five Percent of the Common Stock of the Company; Resignation of Directors

     Effective October 14, 2005, the Company terminated the employment of John
R. DePhillipo, the Company's former Chief Executive Officer and Chief Financial Officer and a former member of the Board of Directors of the Company. Mr. DePhillipo commenced a lawsuit against the Company allegedly arising out of his termination by the Company for "cause," as defined in his Employment Agreement with the Company.

     In an Action filed by Mr. DePhillipo against the Company in November 2005 in the Superior Court of New Jersey, Law Division, Atlantic County, John R. DePhillipo v. GeneLink, Inc., Docket No. ATL-L-7479-05, Mr. DePhillipo has alleged that his termination by the Company "for cause" was improper and therefore he is entitled to in excess of $1,500,000 in severance pay under the terms of an employment agreement that Mr. DePhillipo alleges was entered into effective January 1, 2005 (the "Employment Agreement"), and an additional $84,000 in accrued and unpaid compensation. The Company has filed an Answer denying the material allegations of the Complaint and asserting a number of affirmative defenses. The Company believes Mr. DePhillipo's claims are without merit and intends to vigorously defend against those claims. The Company has also filed counterclaims against Mr. DePhillipo for breach of fiduciary duty, conversion, negligent misrepresentation and unjust enrichment while Mr. DePhillipo served as the Company's Chief Executive Officer, President and Chief Financial Officer. The counterclaims seek recovery in excess of that sought by Mr. DePhillipo in the Complaint.

     On January 18, 2007, Mr. DePhillipo resigned as a director of the Company. Mr. DePhillipo in a letter to the Board of Directors of the Company alleged that the Company has not properly accounted for or disclosed its source for funding the costs of the litigation described above and alleged that a third party must be funding the litigation; alleged that the terms of the recent financing undertaken by the Company are unfair to the Company's shareholders and amounted to the sale of the Company without shareholder approval; and alleged that the use of the proceeds of the financings are not adequately described, including any use of the proceeds to fund the costs of the litigation.

     The Board of Directors categorically denies each of Mr. DePhillipo's unsubstantiated allegations and states that they are completely unfounded. The Board of Directors expressly confirms that the Company has not entered into an agreement with any third party to fund the litigation or taken any steps which would amount to a sale of the Company without shareholder approval. The Board of Directors further notes that Mr. DePhillipo's resignation was pre-textual and tendered only after notice to Mr. DePhillipo that he was not part of the proposed slate of nominees to a newly constituted Board of Directors and after a meeting of the Board of Directors during which Mr. DePhillipo was not appointed and elected as a nominee to remain on the Board of Directors following the Annual Meeting.

                         REPORT FROM THE AUDIT COMMITTEE

     The entire Board of Directors acts as the Audit Committee. The Audit Committee does not have an audit committee financial expert or any independent directors. The Company has not been able to attract qualified members to serve on its Board of Directors who would be independent and who would qualify as financial experts. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the board of directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit, reviewing the Company's audited financial statements, and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

     In connection with the audit of the Company's financial statements for the year ended December 31, 2005, the Audit Committee met with representatives from Buckno, Lisicky & Company, the Company's independent auditors. The Audit Committee reviewed and discussed with the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90.

     In addition, the Audit Committee reviewed and discussed with the Company's management the Company's audited financial statements relating to fiscal year ended December 31, 2005.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's financial statements audited by Buckno, Lisicky & Company be included in the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 2005.

                                        Robert P. Ricciardi
                                        Monte E. Taylor

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Buckno, Lisicky & Company was the Company's independent public accountant for 2006 and 2005. Representatives of Buckno, Lisicky & Company are not expected to be present at the 2007 Annual Meeting,

FEES FOR INDEPENDENT AUDITORS FOR FISCAL YEARS 2005 AND 2004

     Set forth below are the fees billed for services rendered by Buckno, Lisicky & Company in 2006 and 2005.

                       2005      2004
                     -------   -------
Audit Fees           $22,000   $22,000
Audit-Related Fees         0         0
                     -------   -------
Tax Fees                   0         0
All Other Fees             0         0
                     -------   -------
   Total Fees        $22,000   $22,000
                     =======   =======

Audit fees consist of fees billed for professional services rendered by the Company's independent accountant for the audit of the Company's annual financial statements, review of financial statements included in quarterly reports on Form 10-QSB and services that are normally provided by the independent accountant in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Procedures. The function(s) of the audit committee are currently performed by the full Board of Directors. The Board of Directors approves the engagement of the independent auditors, and meets with the independent auditors to approve the annual scope of accounting services to be performed and the related fee estimates. It also meets with the independent auditors, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, if any, to review the results of their work. During the course of the year, the chairman has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The chairman reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and the independent auditors update the Board of Directors with material changes to any service engagement and related fee estimates as compared to amounts previously approved. During 2006, all audit and non-audit services performed by our independent accountants were pre-approved by the Board of Directors in accordance with the foregoing procedures.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     In accordance with the Company's By-Laws, the number of directors has been fixed at five (5) and, accordingly, five (5) directors will be elected at the Meeting. Each director elected will serve as a director until his or her successor is elected and shall have qualified. The five (5) persons named below are the Board of Director's nominees for election as directors.

     Management has no reason to believe that any of its nominees will be unable to serve if elected to office and, to the knowledge of management, its nominees intend to serve the entire term for which election is sought.

                              NOMINEES FOR DIRECTOR

     Information with respect to each of management's nominees is set forth in the following table:

     ROBERT HOEKSTRA, 56. Mr. Hoekstra is a nominee for director. Mr. Hoekstra is a management consultant, organizational therapist and co-founder of Team Architects, an international management and relationship skills training company. Mr. Hoekstra is a co-creator and a certified instructor for "Redirecting Corporate America," a management training course offered world wide since 1991. Formerly, he was the V.P. of Sales for U.S. Medical and President of the Hoekstra Agency. Mr. Hoekstra graduated from Loyola University, New Orleans with a B.S. In Psychology (Cum Laude).

     DR. BERNARD L. KASTEN, JR., 60. Dr. Kasten is a nominee for director. He has been a scientific advisor to the Company since 1999 and a member of the Company's Advisory Committee since 2001. Dr. Kasten is a graduate of Miami University (Oxford Ohio), BA Chemistry 1967, and the Ohio State University College of Medicine MD 1971. His residency was served at the University of Miami, Florida and fellowships at the National Institutes of Health Clinical Center and National Cancer Institute, Bethesda, Maryland. Dr. Kasten is a Diplomat of the American Board of Pathology with Certification in Anatomic and Clinical Pathology with sub-specialty certification in Medical Microbiology. Dr. Kasten is an author of "Infectious Disease Handbook" 1st through 5th Editions 1994-2003 and the "Laboratory Test Handbook" 1st through 4th Editions 1984-1996 published by Lexi-Comp Inc., Hudson, Ohio. Dr. Kasten has been active with the College of American Pathologists (CAP) serving as Chairman of its Publication Committee from 1985-1993, its Management Resources Committee from 1993-1998 and its Chairman Internet Editorial Board from 1999-2003. Dr. Kasten received the College of American Pathologists Presidents Medal Awarded for Outstanding Service in 1989 and the College of American Pathologists Frank W. Hartman Award, in 1993 for Meritorious Service to the College (Founding CAP Today) the organization's highly successful monthly tabloid magazine. Dr. Kasten's professional staff appointments have included the Cleveland Clinic, Northeastern Ohio Universities College of Medicine, the Bethesda Hospitals and Quest Diagnostics. Dr. Kasten served eight years, 1996-2004, at Quest Diagnostics Incorporated [NYSE-DGX], where he was Chief Laboratory Officer; Vice-President of Business Development for Science and Medicine and Vice-President of Medical Affairs of a Quest Diagnostics wholly-owned subsidiary, MedPlus Inc. Dr. Kasten joined SIGA Technologies, Inc. [NASDAQ-SIGA] as a Board of Directors member in May 2003, and accepted the appointment as SIGA's Chief Executive Officer in July of 2004, serving through April 2006. Dr. Kasten is Chairman of the Board of Cleveland Bio Labs Inc. [NASDAQ-CBLI], and also serves on the Board of Directors of SeraCare Life Sciences, CytoLogic Inc, Lexi-Comp Inc, Riggs-Heinrich

Media Inc, Highway Composites LLC, Monroeville Industrial Molding Inc, PIPO Inc and Cleveland Bio Labs Inc.

     ROBERT P. RICCIARDI, PH.D., 60. Dr. Ricciardi is currently the Chief Science Officer and a director of the Company. Dr. Robert Ricciardi is also Professor of Microbiology at the University of Pennsylvania. Dr. Ricciardi received his Ph.D. from the University of Illinois at Urbana and went on to Brandeis University and Harvard Medical School in the Department of Biological Chemistry where he was a Fellow of the American Cancer Society and a Charles A. King Trust Fellow. He developed one of the first techniques in molecular biology that has been widely used to map genes. While most of his research has centered on mechanisms of cancer, Dr. Ricciardi has developed and patented recombinant delivery systems for use as vaccines and new methods for identifying chemical therapeutics. Dr. Ricciardi has served as a consultant to The National Institutes of Health, Smith Kline and Beckman's Department of Molecular Genetics, and Children's Hospital of Philadelphia's Department of Infectious Disease. He has authored 85 publications and was a NATO Visiting Professor at Ferrara Medical School in Italy. Dr. Ricciardi has been an invitational speaker at numerous scientific meetings and universities.

     JOHN H. SOUZA, 44. Mr. Souza is a nominee for director. Mr. Souza has been a business consultant with the Company since October 2004, working primarily with the Company's Dermagenetics, Inc. subsidiary as Director of Business Development. In the past 20 years, Mr. Souza has owned and operated manufacturing and distribution companies in the packaging and cosmetics fields, doing business with Fortune 100 and 500 companies as well as retail spa outlets. Mr. Souza has held executive management positions in both the public and private sectors where he was responsible for operations, business development and mergers and acquisitions, and also has an extensive background in sales and marketing. Mr. Souza received a Bachelor of Science from Rochester Institute of Technology. Mr. Souza is also a Nationally Certified PT/NC.

     MONTE E. TAYLOR, JR., 56. Mr. Taylor currently is the Acting Chief Executive Officer and Acting Chief Financial Officer and a director of the Company. Mr. Taylor joined the Company as Director of Business Development in 2001. In such role, Mr. Taylor has focused his efforts in rolling at the Company's products and technologies to the skin-care, skin health and nutrition industries worldwide. Prior to joining the Company, Mr. Taylor was a senior management consultant specializing in strategic marketing plans, business development and marketing communications for mid-size and Fortune 500 companies. Mr. Taylor received a masters in business administration from the Crummer School of Business at Rollins College.

     Required Vote

     Directors will be elected by a plurality of the votes cast by shareholders of the Company present at the Annual Meeting in person or represented by proxy.

                                   PROPOSAL 2
                            PROPOSED AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

     On January 18, 2007, the Board of Directors adopted a resolution proposing that Article 4 of the Company's Articles of Incorporation be amended to increase the authorized shares of the Capital Stock of the Corporation from 75,000,000 shares of Common Stock, $0.01 par value to 125,000,000 shares of Common Stock, $0.01 par value (the "Amendment"). The Board directed that the proposed Amendment be submitted to a vote of the shareholders at the Annual Meeting.

     As of January 30, 2007, 44,104,055 shares of Common Stock were issued and outstanding, 15,101,987 shares were reserved for issuance upon exercise of options or warrants, and 15,135,183 shares were reserved for issuance upon the conversion of the Notes, for a total of 74,341,225 shares. The Board of Directors believes that the flexibility provided by the Amendment to permit the Company to issue or reserve additional Common Stock, in the discretion of the Board and without the delay or expense of calling and convening a special meeting of shareholders, is in the best interests of the Company and its shareholders. Shares of Common Stock may be used for general purposes, including stock splits and stock dividends, acquisitions, possible financing activities, and other employee, executive and director benefit plans, including the 2007 Stock Option Plan. After approval of the proposed Amendment and the 2007 Stock Option Plan by the shareholders, the Corporation will have authority to issue 125,000,000 shares of Common Stock, of which 44,658,775 shares will be authorized but not outstanding or reserved for issuance. The Corporation has no present plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of Common Stock that would be authorized by adoption of the Amendment, other than the reservation of 6,000,000 shares in connection with the adoption of the 2007 Stock Option Plan.

     If the Amendment is not approved, the Company will not be able to issue additional shares of Common Stock or securities convertible into shares of Common Stock to raise future funds needed to operate the Company's business operations and implement its business and marketing initiatives. In such event, the only remaining options to finance the Company's operations would be to borrow funds to the extent that such financing would be available on terms acceptable to the Company.

     If the Amendment were approved by the Company's shareholders, Article 4 of the Company's Articles of Incorporation would be amended and restated in its entirety to read as follows:

          4. The authorized capital stock of the Corporation shall be 125,000,000 shares of Common Stock, $0.01 par value.

     A copy of the proposed Amendment is attached as Appendix A.

     The additional authorized shares of the Company's Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Although the additional shares of Common Stock would not have any effect on the rights and privileges of the Company's existing shareholders, the issuance of additional shares of Common Stock, other than in connection with a stock split or stock dividend, may have the effect of diluting the voting power of existing shareholders and decreasing earnings and the book value attributable to shares presently issued and outstanding. If the Amendment is approved, in general, no further approval of the Company's shareholders will be required prior to the issuance of additional shares of Common Stock.

     The availability of additional authorized but unissued shares of Common Stock may have the effect of discouraging attempts to take over control of the Company, as additional shares of Common Stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. The Amendment is not being proposed in response to any known effort or threat to acquire control of the Company.

     If the Amendment is approved, it will become effective upon its filing with the Pennsylvania Secretary of the Commonwealth, which will occur as soon as reasonably practicable after approval.

     Required Vote

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL

                                   PROPOSAL 3
                     APPROVAL OF THE 2007 STOCK OPTION PLAN

Introduction

     The GeneLink, Inc. 2007 Stock Option Plan (the "Plan") is intended to attract and retain directors, officers, employees and consultants of the Company and to motivate these persons to achieve performance objectives related to the Company's overall goal of increasing shareholder value. The Board of Directors approved and adopted the Plan on January 18, 2007, and the Plan is being submitted to the shareholders of the Company for approval. If a quorum is present at the Annual Meeting, the approval of the Plan must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

     The Company does not have any equity compensation plan in place and no options are outstanding with respect to prior equity compensation plans.

     The Board of Directors believes approval of the Plan by shareholders is in the Company's best interest. The principal reason for adopting the Plan is to ensure that the Company has a mechanism for long-term, equity-based incentive compensation to directors, officers, employees and consultants. The Plan is designed to comply with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and, to the extent applicable, with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").

Summary of the Plan

     The full text of the Plan is set forth at Appendix B to this Proxy Statement, and the following summary is qualified in its entirety by reference to Appendix B.

     General. The Plan provides that awards may be made for ten years, and the Plan will remain in effect thereafter until all matters relating to the payment of awards and administration of the Plan have been settled.

     Administration. The Plan, if approved by the shareholders of the Company, will be administered by the Board of Directors or the compensation committee of the Board of Directors (the "Committee"). The Committee has sole authority to administer and interpret the Plan. The Committee, within the terms of the Plan, selects eligible employees, directors and consultants to participate in the Plan and determines the type, amount and duration of individual awards.

     Shares Available. The Plan provides that the aggregate number of shares of Common Stock that may be subject to award may not exceed 6,000,000 shares, subject to adjustment in certain circumstances to prevent dilution. The Common Stock capitalized everywhere else to be delivered under the Plan will be authorized and unissued shares. Shares underlying awards that are canceled, expired, forfeited or terminated shall, in most circumstances, again be available for the grant of additional awards within the limits provided by the Plan.

     Eligibility. The Plan provides for awards to eligible employees of the Company and to non-employee directors and consultants of the Company. Because it is generally within the discretion of the Committee to determine which participants receive awards and the amount and type of award received, it is not possible at the present time to determine the amount of awards or the number of individuals to whom awards will be made under the Plan. The executive officers of the Company named in the table under the caption "Executive Compensation" herein are among the individuals who would be eligible to receive awards under the Plan.

     Option Awards. Subject to the terms and provisions of the Plan, options to purchase the Common Stock of the Company may be granted to participants at any time and from time to time as shall be determined by the Committee. Such options may be "incentive stock options," as defined in Section 422 of the Code, or "non-qualified options" under the Code. Incentive stock options may only be granted to eligible employees and not to non-employee directors. The Committee will have discretion in determining the number of shares of Common Stock to be covered by each option granted to the recipient. Each grant of options under the Plan will be evidenced by an option agreement that will specify the exercise price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that becomes exercisable on specified dates in the future, and such other provisions as the Committee may determine.

     The initial exercise price for each option granted under the Plan will be determined by the Committee in its discretion, provided that the exercise price of any option may not be less than the fair market value of the Common Stock (as determined pursuant to the Plan) on the date of grant of the option and, in the case of any optionee who owns stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company (within the meaning of Section 422(b)(6) of the Code), 110% of such fair market value with respect to any option intended to qualify as an incentive stock option.

     All options granted under the Plan will expire no later than ten years from the date of grant. Subject to the limitations set forth in the Plan, any option may be exercised by payment to the Company of cash or, at the discretion of the Committee, by surrender of shares of the Company's Common Stock owned by the participant (including, if the Committee so permits, a portion of the shares as to which the option is then being exercised), or a combination of cash and such shares.

     The Plan places limitations on the exercise of options that constitute incentive stock options under certain circumstances upon or after termination of employment, and also provides the Committee with the discretion to place similar limitations on the exercise of any non-qualified options. Options are nontransferable except by will or in accordance with applicable laws of descent and distribution. The granting of an option does not provide the recipient the rights of a shareholder, and such rights accrue only after the exercise of an option and the payment in full of the exercise price by the optionee for the shares being purchased.

     New Plan Benefits. No options have been granted or will be granted under the Plan prior to the approval of the Plan by the shareholders of the Company.

     Effect of Change in Control. Awards under the Plan are generally subject to special provisions upon the occurrence of a "change in control" (as defined in the Plan) transaction with respect to the Company. Under the Plan, upon the occurrence of a change in control any outstanding stock options under the Plan will generally become fully vested and exercisable, unless the agreement entered into with respect to such equity award provides otherwise. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

     Amendment and Termination. The Board of Directors may, at any time and from time to time, terminate, amend, or modify some or all of the provisions of the Plan. However, without the approval of the shareholders of the Company (as may be required by the Code, by Section 16 of the Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which the shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may: (i) materially increase the total number of shares which may be granted under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan or (iii) materially increase the benefits accruing to participants under the Plan. No termination, amendment or modification of the Plan may in any manner adversely affect any award previously granted under the Plan, without the written consent of the recipient.

Federal Income Tax Consequences

     The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not address state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award under the Plan.

     Incentive Options. There will not be any federal income tax consequences to either the optionee or the Company as a result of the grant of an incentive stock option under the Plan. The exercise by an optionee of an incentive stock option also will not result in any federal income tax consequences to the Company or the optionee until the employee sells the underlying stock, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the optionee will be includable in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax and (ii) the optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.

     If the optionee disposes of the shares of Common Stock acquired upon exercise of the incentive stock option, the federal income tax consequences will depend upon how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised and the shares were transferred to the optionee, then the optionee will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the optionee realized on disposition of the shares and (ii) the option price at which the optionee acquired the shares. The Company would not be entitled to any compensation expense deduction under these circumstances.

     If the optionee disposes of the shares of Common Stock before both of the required holding periods have expired (a "disqualifying disposition"), then the optionee will be required to report as ordinary income, in the year the shares are disposed of an amount equal to the lesser of (1) the fair market value of the stock on the date the incentive stock option is exercised (or, for directors, officers of greater than 10% shareholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise) or (2) the amount realized on the disposition of the shares less the basis of the stock acquired through the exercise of the incentive stock option. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the optionee (as such deduction may be limited by certain provisions of the Code). The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Non-qualified Options. Neither the optionee nor the Company incurs any federal income tax consequences as a result of the grant of a non-qualified option. However, optionee will be taxed upon grant if option has a "readily ascertainable value" (i.e. actively traded on an established market). Upon exercise of a non-qualified option, an optionee will recognize ordinary income, subject, in the case of employees, to payroll tax withholding and reporting requirements, on the "includability date" in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the includability date and (ii) the consideration paid for the shares. The includability date generally will be the date of exercise of the non-qualified option. However, the includability date for participants who are officers, directors or greater than 10% shareholders of the Company will generally occur six months later, unless such persons file an election under Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the non-qualified option. The optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.

     At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a non-qualified option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the includability date and short-term capital gain or loss if the sale or disposition occurs one year or less after the includability date.

     In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-qualified option for any amounts includable in the taxable income of the optionee as ordinary income (as such deduction may be limited by certain provisions of the Code).

     Excise Tax on Parachute Payments. Section 4999 of the Code imposes an excise tax on "excess parachute payments," as defined in Section 280G of the Code. Generally, parachute payments are payments in the nature of compensation to employees or independent contractors who are also officers, shareholders or highly-compensated individuals, where such payments are contingent on a change in ownership or control of the stock or assets of the paying corporation. In addition, the payments generally must be substantially greater in amount than the recipient's regular annual compensation. Under Treasury Regulations finalized by the Internal Revenue Service in 2003, under certain circumstances the grant, vesting, acceleration or exercise of awards pursuant to the Plan could be treated as contingent on a change in ownership or control for purposes of determining the amount of a participant's parachute payments.

     In general, the amount of a parachute payment (some portion of which may be deemed to be an "excess parachute payment") would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. If a participant were found to have received an excess parachute payment, he or she would be subject to a special nondeductible 20% excise tax on the amount thereof, and the Company would not be allowed to claim any deduction with respect thereto.

     New Plan Benefits Table. The amount, if any, of stock options to be awarded to key employees is determined on an annual basis by the Committee and is not presently determinable.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" THE ADOPTION OF THIS PROPOSAL

                       SHAREHOLDER PROPOSALS FOR NEXT YEAR

     Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2008 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposal to us at the Company's offices at 113 Pavonia Avenue, #313, Jersey City, New Jersey 07310, not later than October 30, 2007.

     Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to the Company at the aforementioned address not later than December 16, 2007.

     If the Company does not receive notice of a shareholder proposal within this timeframe, management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you write to the Company at 113 Pavonia Avenue #313, Jersey City, New Jersey 07310, attention:
Chairman or call the Company at (800) 558-4363. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

                          ANNUAL REPORT ON FORM 10-KSB

The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including financial statements for such period, is being mailed to shareholders with this Proxy Statement, but such report does not constitute a part of this Proxy Statement.

                                  OTHER MATTERS

     As of the date hereof, management does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

     The expenses of soliciting proxies in the form included with this Proxy Statement and the cost of preparing, assembling and mailing materials in connection with such solicitation of proxies will be borne by the Company. In addition to the use of mail, the Company's directors, executive officers and employees may solicit proxies personally or by telephone.

                                        By Order of the Board of Directors:


                                        /s/ Robert P. Ricciardi
                                        ----------------------------------------
                                        Robert P. Ricciardi, Ph.D.
                                        Chairman of the Board

February 2, 2007

                                   APPENDIX A

                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                 GENELINK, INC.

          THE UNDERSIGNED BUSINESS CORPORATION, desiring to amend its Articles of Incorporation, in compliance with the requirements of Section 1915 of the Pennsylvania Business Corporation Law of 1988, hereby certifies that:

     1.   The name of the Corporation is:
               GeneLink, Inc.

     2. The address, including street and number, of the Corporation's registered office is:
               c/o CT Corporation
               1635 Market Street
               Philadelphia, PA 19103
               (Philadelphia County)

     3. The statute under which the Corporation was incorporated is the Pennsylvania Business Corporation Law of 1988.

     4.   The date of its incorporation is: January 6, 1995

     5. The amendment was adopted pursuant to Section 1914(a) of the Pennsylvania Business Corporation Law of 1988 by the Corporation's Shareholders.

     6. The amendment adopted by the Corporation, set forth in full, is as follows:

          Article 4 of the Corporation's Articles of Incorporation is hereby amended to read in full as follows:

               4. The authorized capital stock of the Corporation shall be 125,000,000 shares of Common Stock, $0.01 par value.

     IN WITNESS WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be signed by its duly authorized officer this ____ day of _______, 2007.

                                        GENELINK, INC.


                                        By:
                                            ------------------------------------
                                            Monte E. Taylor,
                                            Acting Chief Executive Officer

                                   APPENDIX B

                                 GENELINK, INC.

                             2007 STOCK OPTION PLAN

1.   PURPOSES OF THE PLAN

     The purposes of this 2007 Stock Option Plan are to enable GeneLink, Inc. (the "Company") and its Subsidiaries to attract and retain the services of key employees and persons with managerial, professional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, and consultants to, the Company and its Subsidiaries, responsible for the past and continued success of the Company and its Subsidiaries, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company and its Subsidiaries by enlarging their personal stake in their success.

2.   GENERAL PROVISIONS

     2.1  Definitions

          As used in the Plan:

          (a) "Act" means the Securities Exchange Act of 1934, including any and all amendments thereto.

          (b)  "Board of Directors" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

          (d) "Committee" means the committee, if any, appointed by the Board of Directors from time to time to administer the Plan pursuant to
               Section 2.2.

          (e) "Common Stock" means the Company's Voting Common Stock, $.01 par value.

          (f)  "Company" means GeneLink, Inc., a Pennsylvania corporation.

          (g) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock in the over-the-counter market, as reported by NASDAQ if the Common Stock is trading on the NASDAQ National Market; or, if the Common Stock is listed or traded on a national securities exchange in the event that the Fair Market Value is not on the date Fair Market Value is being determined, Fair Market Value means the last reported sale price of Common Stock on such exchange; in the event that the Fair Market Value is not determinable by any of the foregoing means, then the Fair Market Value shall be determined in good faith by the Board of Directors or the Committee, as the case may be, on the basis of such methods and considerations as the Board of Directors or the Committee, as the case may be, shall deem appropriate, including, but not limited to the last sale price by the Company of its Common Stock or any securities convertible into Common Stock.

          (h) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under
               Section 422 of the Code.

          (i) Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option

          (j) "Option Event" means the date upon which beneficial ownership (determined in accordance with Rule 13d-3 under the Act) of shares of the Company's Common Stock are acquired (other than directly from the Company in exchange for cash or property) by any Person (as used in Sections 13 or 14 of the Act), other than any persons who is an officer or director of the Company on July 20, 1998, who thereby becomes the beneficial owner (as defined in Rule 13d-3 under the Act) of more than 40% of the issued and outstanding share of the Company's Common Stock.

          (k) "Participant" means a person to whom a Stock Option has been granted under the Plan.

          (l)  "Plan" means this 2000 Stock Option Plan.

          (m) "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

          (n) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan

          (a) The Plan shall be administered by the Board of Directors, provided, however that the Board of Directors may appoint a Committee to administer the Plan, which shall at all times consist of two (2) or more persons, each of whom shall be members of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairperson, and shall hold meetings at such times and places as it may determine.

          (b) The Board of Directors or the Committee, as the case may be, shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective);
               (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Board of Directors or the Committee, as the case may be, of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

          (c) The Board of Directors or the Committee, as the case may be, may act only by a majority of its members then in office; however, the Board of Directors or the Committee, as the case may be, may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Board of Directors or the Committee, as the case may be.

          (d) No member of the Board of Directors or the Committee, as the case may be, shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors or the Committee, as the case may be, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors or the Committee, as the case may be) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3  Effective Date

          The Plan shall be effective upon approval by the shareholders of the Company.

     2.4  Duration

          Unless sooner terminated by the Board of Directors, the Plan shall remain in effect until December 31, 2016.

     2.5  Shares Subject to the Plan

          The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 6,000,000. The maximum number of shares of Common Stock and the Stock Options shall be subject to adjustment in accordance with Section 4.1, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

          The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

          (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1); or

          (b)  Extends the term of the Plan; or

          (c) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

          (d) Otherwise materially increases the benefits accruing to Participants under the Plan; or

          (e) Materially modifies the requirements as to eligibility for participation in the Plan.

          Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

     2.7  Participants and Grants

          Stock Options may be granted by the Board of Directors or the Committee, as the case may be, to those persons who the Board of Directors or the Committee, as the case may be, determines have the capacity to make a substantial contribution to the success of the Company. The Board of Directors or the Committee, as the case may be, may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitation of Section 2.5) as the Board of Directors or the Committee, as the case may be, may, in its sole discretion, determine. In granting Stock Options, the Board of Directors or the Committee, as the case may be, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Board of Directors or the Committee, as the case may be, may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General

          All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted and dated as of the applicable date of grant, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representation and other terms and conditions as the Board of Directors or the Committee, as the case may be, may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law. Each such grant shall be signed on behalf of the Company by a member of the Board of Directors or the Committee, as the case may be, or by an officer delegated such authority by the Board of Directors or the Committee, as the case may be.

     3.2  Price

          Subject to the provisions of Sections 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period

          The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

     3.4  Exercise

          Subject to Section 4.4, Stock Options may be exercisable immediately upon the grant of the Stock Option or at such other time or times as the Board of Directors or the Committee, as the case may be, shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of whole shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

          The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid:

          (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

          (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

          (c)  By a combination of both (a) and (b) above.

          The Board of Directors or the Committee, as the case may be, may, in its discretion, impose limitations. conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Special Rules for Incentive Stock Options

          Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the
          Plan:

          (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or a Subsidiary.

          (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other Stock Option Plan of the

               Company, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

          (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

          (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

     3.7  Termination of Employment or Relationship

          (a) In the event a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d),
               (e) or (f) while such Participant holds Stock Options, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

          (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six (6) months after termination unless such Stock Option expires earlier by its terms. For purposes of the Plan, "total disability" shall mean permanent mental or physical disability as determined by the Board of Directors or the Committee, as the case may be.

          (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto

               (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six (6) months after such Participant's death unless such Stock Option expires earlier by its terms.

          (d) If a Participant's employment by the Company or a Subsidiary shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of three (3) months after termination, unless such Stock Option expires earlier by its terms.

          (e) In the event the Company or a Subsidiary terminates the employment of a Participant who at the time of such termination had been continuously employed by the Company or a Subsidiary during the three (3) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms. A termination for "good cause" shall have occurred only if the Participant in question is terminated, by written notice (i) because of his or her conviction of a felony for a crime involving an act of fraud or dishonesty, (ii) intentional acts or omissions on such Participant's part causing material injury to the property or business of the Company or any Subsidiary, or (iii) because such Participant shall have breached any material term of any employment agreement in place between such Participant and the Company or any Subsidiary and shall have failed to correct such breach within any grace period provided for in such agreement. "Good cause" for termination shall not include bad judgment or any act or omission reasonably believed by such Participant, in good faith, to have been in, or not opposed to, the best interests of the Company and its Subsidiaries.

          (f) In the event of the termination of a Participant's service as a Director of the Company, who at the time of such termination had continuously served as a Director of the Company during the three (3) year period immediately preceding such termination, and such termination is for any reason except for such Participant's death or total disability or the removal of such Participant as Director (by the shareholders, the Board of Directors or otherwise) for "good cause" (as defined in Section 3.7(e)(i) and
               (ii)), each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms.

     3.8  Effect of Leaves of Absence

          It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to re-employment shall have no longer been guaranteed either by statute or contract.

     3.9  Acceleration and Redemption

          Upon the occurrence of an Option Event, (a) all Stock Options granted and outstanding under the Plan shall become immediately exercisable in full regardless of any terms of said Stock Option to the contrary: and
          (b) until the earlier to occur of the stated expiration date of the Stock Option and the expiration of the ninety (90) day period following written notice from the Company to all Participants of the occurrence of the Option Event, all Participants shall have the right to demand that the Company cancel and redeem any and all Stock Options held by the Participants by paying with respect to each such Stock Option a price equal to the difference between the purchase price per share of Common Stock subject to such Stock Option and the highest price that can be determined to have been paid by any Person (as that word is used in Section 2.1(j)) for any share or shares of the Company's Common Stock prior to the earlier to occur of the stated expiration date of the Stock Option and the expiration of the aforementioned ninety (90) day demand period.

4.   MISCELLANEOUS PROVISIONSMISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization

          In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and class of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or class of shares and/or the exercise price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Board of Directors or the Committee, as the case may be, may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section 4.1 shall be made by the Board of Directors or the Committee, as the case may be, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     4.2  Non-Transferability

          No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his or her guardian or legal representative.

     4.3  Withholding

          The Company's obligations under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Board of Directors or the Committee, as the case may be, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Board of Directors or the Committee, as the case may be, for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies

          No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ, if the Common Stock is listed on the NASDAQ National Market, and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Board of Directors or the Committee, as the case may be, shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained the consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Board of Directors or the Committee, as the case may be, may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Board of Directors or the Committee, as the case may be, may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Employment

          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Exclusion from Pension Computations

          By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     4.7  Abandonment of Options

          A Participant or Eligible Director may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Board of Directors or the Committee, as the case may be, may from time to time prescribe. A Participant or Eligible Director shall have no further rights with respect to any Stock Option so abandoned.

     4.8  Interpretation of the Plan

          Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within Its meaning the plural and vice versa.

     4.9  Use of Proceeds

          Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     4.10 Construction of Plan

          The place of administration of the Plan shall be in the Commonwealth of Pennsylvania, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the Commonwealth of Pennsylvania.

                                   APPENDIX C

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of the board of directors of GeneLink, Inc. (the "Corporation") to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the Corporation's directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Corporation's directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     - Review and recommend to the Corporation's directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

     - Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors, the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Corporation policy statements to determine their adherence to the code of conduct.

     - Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     - Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Corporation's Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, w

     -    Review and assess the adequacy of the charter on an annual basis.

                                 GENELINK, INC.
                                    PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                February 28, 2007

     This proxy is solicited on behalf of the Board of Directors. The undersigned shareholder of GeneLink, Inc., a Pennsylvania corporation ("GeneLink"), hereby appoints Monte E. Taylor, Jr., as proxy with full power of substitution, for the undersigned to vote the number of shares of common stock of GeneLink that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of GeneLink to be held on February 28, 2007, at 10:00 a.m. local time, at Crowne Plaza Hotel, The Discovery Meeting Room, 5555 Hazeltine National Drive, Orlando, FL 32812 and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated February 2, 2007.

     This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3. Receipt of the Proxy Statement dated February 2, 2007, is hereby acknowledged.

     You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

     1. Proposal to elect directors of GeneLink, each to serve until GeneLink's next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

     [ ] FOR ALL NOMINEES LISTED BELOW   [ ] WITHHOLD AUTHORITY
                                             FOR ALL NOMINEES LISTED BELOW

     [ ] FOR ALL EXCEPT (to withhold authority for any individual nominee, cross out his name below)

Robert Hoekstra
Dr. Bernard L. Kasten, Jr.
Robert P. Ricciardi, Ph.D.
John H. Souza
Monte E. Taylor, Jr.

     2. Proposal to approve the Amendment to GeneLink's Articles of Incorporation to increase the capitalization from 75,000,000 shares of common stock, $0.01 par value, to 125,000,000 shares of common stock, $0.01 par value.

               [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     3.   Proposal to adopt the 2007 Stock Option Plan.

               [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                                        ----------------------------------------
                                                 Name of Shareholder(s)


                                        ----------------------------------------
                                               Signature of Shareholder(s)

                                        Please sign your name exactly as it
                                        appears hereon.  Joint owners must each
                                        sign.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give your full title as it appears thereon.

                                        Date: ________________, 2007

         PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE